CEA Acquisition Corporation
(OTCBB: CEAC,CEACU,CEACW)

Challenge the way you think
about electronic clinical trials

SAFE HARBOR

          This presentation may contain forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995, about CEAC, etrials and their combined business after completion of the proposed merger.  Forward looking statements are statements that are not historical facts.  Such forward-looking statements, based upon the current beliefs and expectations of CEAC’s and etrial’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions in the U.S. and abroad; changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which etrials is engaged; fluctuations in customer demand;
management of rapid growth; intensity of competition; general economic conditions;
as well as other relevant risks detailed in CEAC’s filings with the Securities and
Exchange Commission, including its report on Form 10-QSB for the period ended
September 30, 2005 and Form S-4/A dated December 13, 2005.  The information set forth herein should be read in light of such risks.  Neither CEAC nor etrials assumes any obligation to update the information contained in this presentation.

OVERVIEW

www.etrials.com

Web Address:

Ernst & Young LLP

  Public Accounting Firm:

Independent Registered

Deloitte Technology Fast 500; Inc. 500
Fastest Growing Private Companies;
PharmaVoice 100

Awards in 2005:

Approximately 100

Employees:

Morrisville, North Carolina (HQ)  New
York, California, Pennsylvania, Indiana
and the United Kingdom

Locations:

1999

Founded:

Software that automates, integrates, and
manages pharmaceutical and medical
device clinical trials

Business:

MISSION

            To maximize revenue potential for our pharmaceutical,
biotechnology and medical device customers by
developing electronic clinical solutions that enable new
drugs and devices to reach the market:  1) in the safest
manner, 2) in the shortest amount of time and, 3) for
the least cost.

            These solutions are delivered through an integrated,
web-based, compliant platform which captures, manages
and analyzes clinical trial research data with maximum
efficiency.

CLINICAL TRIALS BACKGROUND

Clinical trials are regulated by the FDA

There are 4 phases in a clinical trial

Of the $14 billion spent on clinical trials, 75% is
managed with paper and 3 ring-binders.  25% is
managed electronically.

etrials total addressable market (TAM) is $525 million

Contracts to manage the data range in size from $50K
to $3M

MARKET GROWTH

$1,838

$12,250

$24,500

$525

$3,500

$14,000

Total

$919

$6,125

$12,250

$263

$1,750

$7,000

Internal

$919

$6,125

$12,250

$263

$1,750

$7,000

CROs

etrials
Market

eClinical
Spend

2010

Total
Clinical
Spend

etrials
Market

eClinical
Spend

2005

Total
Clinical
Spend

etrials’ addressable market information is predicated upon market information and growth rates expressed in EGE’s (“Emerging
Growth Equities”) Institutional Research Report dated October 14, 2005.

MARKET NEED

Higher R&D costs impacting bottom line of big pharma

Inefficiencies in the paper clinical trial process increase
delays and add expense

Increasing numbers of new drug candidates leading to
increasing number of clinical trials

FDA has mandated that all clinical trial data be submitted in an electronic format

Currently, 70-80(1) percent of all clinical trials use paper to collect data and later convert it to electronic format for
submission

CROs seeking ways to improve competitiveness

                                                                                                                                                          & bsp;                     (1) Source: CDISC, Inc.

RECORD OF SUCCESS

Facilitated over 450 clinical trials involving more than
150,000 patients in 50 countries

21 approved New Drug Applications

Worked with 100+ customers, including most of the top
pharmaceutical and biotechnology companies

Senior management team with 100+ years combined
industry experience. Recent US and UK hires add
significant bench strength

Sequential, year-over-year improvements in EBITDA

RECOGNIZED GROWTH

Triangle Business Journal’s “Fast 50 List”

One of the fastest growing private companies in the
Triangle

Inc. magazine “Inc. 500”

One of the 500 fastest growing private companies in the
United States

2005 Deloitte Technology “Fast 500”

One of the fastest growing technology companies in North
America

HIGH BARRIERS TO ENTRY

Big companies have come and gone

Need FDA regulatory experience

Need clinical trial experience

Proof:  No new entrants with significant funding
since 2000

etrials

30%
25%
20%
15%
10%
5%
0%
2.7%
5.1%
9.8%
16.6%
25.0%
2001
2002
2003
2004
2005

MAKING eCLINICAL EASY™

GROWTH IN CLINICAL TRIALS
 (EDC-Based Trials as a Percentage of All Trials)

Sources: 2001-2004, Forrester Research; 2005, Management estimate

GROWTH STRATEGY

Internal

Establish eClinical Suite as industry standard technology

Transition large clients from per-trial revenue model to
subscription revenue model

Cross-sell technologies

Enter new markets through partnerships

Acquisitions and Partnerships

Fill-in missing elements of technology platform with
strategic acquisitions

Integrated Voice Response System (April 2004)

SAS Drug Development (June 2004)

Quintiles (April 2005)

etrials

EXTERNAL DATABASES
Central Lab
EKG
Imaging
External Data
Drug Supplies
Documents
Meta Data
IVR
EDC
ePRO
Study Database
Analytics
Reporting
Medical Coding
EXPORT
C-Disc, XML, SAS, ASCII, other
eSubmission
EXPORT
Safety Database
Represents Mid-Study Change and Population of eCRF

MAKING eCLINICAL EASY™

KEY ELEMENTS OF AN eCLINICAL TRIAL

etrials

$12.8
$14
$12
$10
$8
$6
$4
$2
$0
$10.8
$8.7
$7.9
$4.6
FY2002
FY2003
FY2004
9 Mos. '04
9 Mos. '05

MAKING eCLINICAL EASY™

REVENUE GROWTH

($ in Millions)

26
21
16
11
6
1
-4
$6.0
$14.0
$20.4
$15.6
$22.3
$24.3
FY2002*
FY2003*
FY2004*
9/30/2004
9/30/2005
10/31/2005

MAKING eCLINICAL EASY™

BACKLOG

($ In Millions)

*At December 31

70
60
50
40
30
20
10
0
23.0%
51.7%
58.9%
60.7%
54.7%
FY2002
FY2003
FY2004
9 Mos. '04
9 Mos. '05

MAKING eCLINICAL EASY™

GROSS PROFIT MARGIN

(Percent of Revenue)

2
2
1
1
0
-1
-1
-2
-2
-3
-3
($2.7)
($.76)
$1.6
$1.2
$.653
FY2002
FY2003
FY2004
9 Mos. '04
9 Mos. '05

MAKING eCLINICAL EASY™

EBITDA

One time 2005 non-recurring
expenses through Sept 30

PHT Lawsuit/Royalty       660K

$ in Millions

COMPETITION

DataTrak International (DATA)

Public Company

Electronic Data Capture (“EDC”) only

Closest to etrials in terms of fundamentals

eResearch Technology, Inc. (ERES)

Public Company

Digital EKG revenue driver

Positioned as an eClinical technology provider

Phase Forward Incorporated (PFWD)

Public Company

Back end Database Management System is revenue driver

Seen as an EDC company

COMPETITION

Medidata

Private Company

EDC only

Solid technology

PHT

Private Company

Diary Only

CRF

Private Company

Diary only

Strong European unit

WHY WE WIN

Established customer base

Leader in the EDC and EPD markets

CRO program

One of the broadest eClinical platforms in the
industry

Consistent delivery ( 75% repeat business)

Experienced management team

Flexible business model

THE TRANSACTION(*)

        Cash &                                                                                                           CEAC                         CEAC

          Equiv.                                                                                                  Common            Warrants

         (MMs)                                                                                                      (MMs)                 (MMs)_

CEAC Pre-Merger                                                         $21.2                           4.908.05

etrials Pre-Merger                                                                 1.8.00                   .00

Merger Consideration                                                      .07.40        4.25

Merger Fees & Expenses                   (1.0)         .00                       .05

CEAC Post-Merger(*)                                      $22.0                      12.30                     12.35

Escrowed Shares(*)                                                                                                  1.60

______________________________

(*) Pre-Merger amounts are as of June 30, 2005. Post-Merger amounts assume 100% CEAC common shareholder approval for merger and no exercise of CEAC’s or etrials’ option or warrant securities.

(*) Trigger for release is 7.00 per share for 20 days with average volume of 25,000 per day (to extent shares are not used for indemnification)

INVESTMENT CONCLUSIONS

Established industry presence

Addressing growing market need

Improving financial results

Dual growth strategy

Management proven at organic and
acquisition-driven growth

Ideal transaction for implementing next phase
of growth strategy

Compares favorably to public peers